CAPSTONE JAPAN FUND
--------------------------------------------------------------------------------


Dear Shareholders:

We are pleased to present this annual report on the Capstone Japan Fund for the twelve months ended October 31, 1999. The Fund's net asset value ("NAV") at October 31, 1998 was US $4.55 per share compared to US $6.88 per share on October 31, 1999.


                         FUND'S COMPARATIVE PERFORMANCE

The Fund's strategy is to seek a diversified portfolio of stocks of mostly larger-cap companies that provide current income through dividends, trade at comparatively low price/earnings multiples, have a below average price-to-book ratio, and/or have potential for long-term capital appreciation. This includes American Depository Receipts1 because they can provide an efficient currency exchange management for a US dollar fund and greater liquidity.

The most relevant index against which to compare the Fund's performance is the TOPIX2 that comprises all the stocks currently listed on the first section of the Tokyo Stock Exchange. During the twelve months ended October 31, 1999, the TOPIX increased by 51% in Japanese yen and by 67% in US$. For the same period, the Fund's total US dollar return was 51%. In analyzing comparisons of performance to the TOPIX, the reader should remember an index does not reflect any cash positions, brokerage costs or administrative or management fees incurred by the Fund or individual investor. The yen/dollar exchange rate was
115.90 (Y)/$ on October 31, 1998 versus 104.75 yen/$ on October 31, 1999.

Many attractive opportunities exist outside the United States. Companies outside the U.S. represent over 50% of the world's market capitalization and therefore, regional diversification in one's portfolio may be important, as performance tends to rotate between regions over time. For example, during 1984-1988, Japan was among the best-performing market, with an annualized U.S. dollar return of 45%. During the subsequent five years, 1989-1993, Japan was among the worst performing region, losing 7% in U.S. dollars. One cannot know in advance where the world's highest and worst performing regions will be, but by investing in more than one country and region, the risk of the portfolio, as measured by the standard deviation of returns, may be reduced.


                              JAPAN MARKET OVERVIEW

We believe the Japanese market, especially the larger cap stocks, have significant upside still in them. Our view is that TOPIX will reach its former 1996 high of 1,722 and that the Nikkei Average will touch 20,000 within nine months.

         o We see these reasons for this position.

           1. We expect FY2000 corporate recurring profits to grow by 15-20% at the parent level and by 20-30% at the consolidated level, with return on equity at Japanese corporations rising to 10%.

           2. There will be an increase in the demand for equities. The massive redemption of Japanese postal savings deposits looks set to provide an inflow of individual investor funds into the equity market. A total of Y58 trillion in fixed term postal savings deposits will reach maturity in FY00, and (Y)48 trillion in FY01.3

           3. The yen will weaken slightly within a range of US$ = (Y) 100 -
              110. If the yen should fall, however, the economic recovery might take hold across a broader front, and buying could spread to more sectors in the stock market, versus the current narrower market.

Over the past 30 years, Japanese companies have focused on honing their international competitiveness by making better and less expensive products, but doing so has led to an erosion of their earnings power and concomitant decline in share prices in recent years.

                                                             CAPSTONE JAPAN FUND
--------------------------------------------------------------------------------
During much of this period, they also allowed the cost of their permanent work force to rise, so that the total of fixed costs to total costs rose. Fixed costs are an inherent characteristic of Japanese style management, with its traditional emphasis on "lifelong employment." More and more Japanese companies have begun to define management objectives in terms of profit-margin targets and return on asset goals. For instance, labor policies, long an area deemed off limits to the scalpel of reform, are being revamped. A radical overhaul of earnings structures may be the most important challenge facing Japanese companies in the medium term.

Restructuring ultimately means pulling out of unprofitable businesses. With job preservation no longer a top priority, many things become possible, including shutting down or selling large business units. Companies are writing off assets at a faster rate than before. With more and more companies embarking on bold restructuring programs with the government assisting through the Industry Revitalization Law and the other measures, we think the pace at which plant and equipment are scrapped will only accelerate.

Another factor is an ongoing change in share ownership. As at end-FY98, the ratio of shares held in cross-shareholding arrangements stood at 23.6% (in market cap terms) banks accounted for 13.9%, and non-financial companies for 9.4%. At end-FY99, the banking sector accounted for more than 60% (in market cap terms) of all shares held by Japanese non-financial companies. Banks are set to compress their equity holdings still further as they place more emphasis on profitability. Changes in shareholder composition will likely force managers to become more shareholder-friendly and probably lead to increased M & A activity.

                         SHAREHOLDINGS AT END-MARCH 1999
                              (MARKET-VALUE BASIS)

PIE CHART:
Others                   28%
Individuals              20%
Foreigner                15%
Non-life                  3%
Life Insurance           11%

Cross-shareholdings      24%
Listed Banks             14%
Listed non-financials     9%



     Note: Data are for 2,426 listed companies as of the end of March 1999, excluding shares held by listed parent companies in listed subsidiaries and affiliates

                   Source: Nomura, based on various materials

Some observers have been explaining that the fundamental reason why the Japanese economy has been in the doldrums is that extremely low expected inflation has ensured that real interest rates are unusually high (though nominally low), therefore, capital expenditure can only be stimulated by raising the expected inflation rate and lowering the real interest rate.

This comparison of the overnight current interest rates for third quarter 1999 might prove useful.

                                  Japan    0 - .1%
                                  US         4.75%

                                                             CAPSTONE JAPAN FUND
--------------------------------------------------------------------------------
The problem is how to raise people's inflation rate expectations. One method is using inflation target theory as a way of raising people's inflation rate expectations. In it, a central bank publicly promises that it will achieve a given inflation rate over a given period of time, thereby providing the population with a clear idea of where monetary policy is heading. Countries that have adopted this system include New Zealand, Canada and the UK, and all of them report a certain measure of success.

What about the Bank of Japan's current 0% interest policy stance? It has been a good decision to the extent that it has dissipated risks in the financial system. Japan is still far from the standards of accountability that are expected in the US and Europe. There are insufficient structures in place to ensure accountability and Japanese central bankers are not used to the idea of being held to account for their actions by the markets or the people. Before talking about measures such as inflation targets or direct government bond purchases, the Bank of Japan needs to be more accountable and explain its own position more clearly and comprehensibly if Japan is to break out of the worst recession it has faced since World War II.

If you have any questions, please feel free to contact us. We thank you for your continued support.



Sincerely,


/s/ Robert W. Scharar
------------------------------
Robert W. Scharar
President and Portfolio Manager

1There are over 160 Japanese ADR stocks that are estimated to be about 25% of the Japanese market capitalization. An ADR (American Depository Receipt) share is a certificate representing ownership of foreign stocks, which is traded on stock exchanges in the United States.
2TOPIX is an unmanaged index including all the stocks currently listed in the Tokyo Stock Exchange First Section (over 90% of all equity securities traded on the Tokyo Stock Exchange) weighted by market capitalization. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, TOPIX returns do reflect deduction of any fees or expenses.
3According to Nomura Japanese Equity Review, November 1999.


              THIS PUBLICATION MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR CAPSTONE JAPAN FUND (CNJFX).

LINE CHART:
       COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN CAPSTONE
                           JAPAN FUND+, AND THE TOPIX

             Japan Fund    TOPIX
               10000       10000
 10/31/90       7627        7564
 10/31/91       7148        7606
 10/31/92       4686        5492
 10/31/93       6698        7949
 10/31/94       7694        8610
 10/31/95       6477        7283
 10/31/96       6526        7199
 10/31/97       5030        5603
 10/31/98       4393        4543
 10/31/99       6642        6861

                          AVERAGE ANNUAL TOTAL RETURN
                                 as of 10/31/99

                 1 Year            5 Years           10 Years
                51.21%             -2.90%             -4.01%

Past performance is not predictive of future results.

+ The Fund's performance assumes the reinvestment of all income dividends and capital gains distributions.
* The date FCA took over as advisor.


                                                                                                   CAPSTONE JAPAN FUND
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1999
----------------------------------------------------------------------------------------------------------------------

                                                                                             MARKET               % OF
                                                                                              VALUE                NET
COMMON STOCKS (93.32%)                                                 PAR VALUE         (NOTE 1-A)             ASSETS
                                                                       ---------         ---------              ------
AUTOMOTIVE (5.61%)
Bridgestone Coproration - ADR                                                550         $  151,255              2.85%
Honda Motor Corporation - ADR #                                              600             50,475              0.95%
Keihin Seiki Corporation                                                   4,000             61,326              1.16%
Toyota Motor Corporation - ADR                                               500             34,500              0.65%
                                                                                          ---------            -------
                                                                                            297,556              5.61%


AUDIO/ VIDEO EQUIPMENT (1.51%)
SONY Corporation - ADR #                                                     500             79,875              1.51%


CONSTRUCTION (2.76%)
Daiwa House Industry Co., Limited - ADR                                    1,600            146,263              2.76%


COMMUNICATIONS EQUIPMENT (13.47%)
Cannon Inc - ADR                                                           6,500            184,844              3.48%
Fujitsu, Limited - ADR                                                     1,600            240,705              4.54%
NEC Corporation - ADR                                                      2,850            288,919              5.45%
                                                                                          ---------            -------
                                                                                            714,468             13.47%


CONSUMER ELECTRONICS (6.88%)
Alps Electric Co., Limited                                                 6,000            116,136              2.19%
Softbank Corporation                                                         600            248,946              4.69%
                                                                                          ---------            -------
                                                                                            365,082              6.88%


ELECTRONIC EQUIPMENT (2.42%)
Murata Manufacturing                                                       1,000            128,402              2.42%


FOOD & BEVERAGE (10.80%)
Ajinomoto, Incorporated - ADR                                              1,200            134,419              2.53%
Coca-Cola West Japan                                                       7,072            314,432              5.93%
Kirin Brewery Company Limited-ADR                                            900            102,825              1.94%
Mikuni Coca- Cola Bottling                                                 1,000             21,081              0.40%
                                                                                          ---------            -------
                                                                                            572,757             10.80%


INDICES (5.63%)
Salomon Nikkei 225 Index                                                  10,000             96,250              1.82%
World Equity Benchmark Series - Japan Index Series                        13,600            202,300              3.81%
                                                                                          ---------            -------
                                                                                            298,550              5.63%


                                                                                                   CAPSTONE JAPAN FUND
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1999
----------------------------------------------------------------------------------------------------------------------

                                                                                             MARKET               % OF
                                                                                              VALUE                NET
                                                                       PAR VALUE         (NOTE 1-A)             ASSETS
                                                                       ---------         ---------              ------
MACHINERY (4.53%)
Kurita Water Industries                                                    5,000         $   91,989              1.74%
Minebea Co., Limited - ADR                                                 5,500            148,093              2.79%
                                                                                          ---------            -------
                                                                                            240,082              4.53%


MISCELLANEOUS FINANCING (3.64%)
Nomura Securities Co., Limited                                             3,000             49,473              0.93%
Tokio Marine & Fire Insurance Co.                                          8,000            104,638              1.97%
Tokio Marine & Fire Insurance Co. - ADR                                      600             39,000              0.74%
                                                                                          ---------            -------
                                                                                            193,111              3.64%


PHARMACEUTICALS (10.23%)
Banyu Pharmaceuticals Co., Limited - ADR                                     300            109,755              2.07%
Eisai Co., Limited - ADR                                                   7,400            203,152              3.83%
Takeda Chemical Industry                                                   4,000            229,590              4.33%
                                                                                          ---------            -------
                                                                                            542,497             10.23%


PRODUCER MANUFACTURING (4.13%)
Nippon Steel Corporation                                                  63,000            159,975              3.01%
Sumitomo Rubber Industries                                                10,000             59,314              1.12%
                                                                                          ---------            -------
                                                                                            219,289              4.13%


REAL ESTATE (0.42%)
Daito Trust Construction                                                   1,500             22,408              0.42%


RETAIL (8.44%)
Fast Retailing...                                                            200             47,911              0.90%
Nu Skin Asia Pacific Incorporated                                          8,000             88,500              1.67%
Seven-Eleven Japan Co., Limited - ADR                                      3,400            311,134              5.87%
                                                                                          ---------            -------
                                                                                            447,545              8.44%


TECHNOLOGY SERVIECS (2.23%)
Trend Micro Incorportated - ADR                                            6,000            118,500              2.23%


TELECOMMUNICATIONS (3.79%)
Nippon Telegraph & Telephone Corporation - ADR                             2,600            201,013              3.79%


TRANSPORTATION (0.57%)
East Japan Railway                                                             5             30,615              0.57%



                                                                                                   CAPSTONE JAPAN FUND
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 1999
----------------------------------------------------------------------------------------------------------------------

                                                                                             MARKET               % OF
                                                                                              VALUE                NET
                                                                       PAR VALUE         (NOTE 1-A)             ASSETS
                                                                       ---------         ---------              ------
TRANSPORT EQUIPMENT (5.42%)
Yamato Transport Company, Limited                                         10,000         $  287,466              5.42%


UTILITIES (0.84%)
Tokyo Electric Power                                                       2,000             44,653              0.84%



TOTAL COMMON STOCKS (Cost $3,447,733)                                                     4,950,132             93.32%


CORPORATE BONDS (2.84%)
Merrill Lynch & Co., Variable rate, 01/31/2000 (Cost $139,635)           139,000           150,815               2.84%



         TOTAL INVESTMENTS (Cost $3,587,368)                                              5,100,947             96.16%
         OTHER ASSETS, LESS LIABILITIES                                                     203,740              3.84%
                                                                                          ---------             ------
         NET ASSETS                                                                      $5,304,687            100.00%
                                                                                         ==========            =======


# Call options have been written by the Fund against these positions. (Note 5)

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                                   CAPSTONE JAPAN FUND

STATEMENT OF ASSETS AND LIABILITIES - OCTOBER 31, 1999
----------------------------------------------------------------------------------------------------------------------


ASSETS:
         Investments in securities at market value (identified cost $3,587,368) (Note 1A)              $   5,100,947
         Receivable for capital shares sold                                                                  318,175
         Interest and dividends receivable                                                                     3,032
         Prepaid expenses                                                                                      3,544
                                                                                                       -------------

              Total Assets                                                                                 5,425,698
                                                                                                       -------------


LIABILITIES:

         Cash overdraft                                                                                       41,420
         Foreign currency overdraft, at value (identified cost $4,795)                                         4,936
         Accrued expenses                                                                                     37,675
         Covered call options written, at value (premiums received $14,270)                                   21,494
         Payable for capital shares redeemed                                                                  15,486
                                                                                                       -------------

              Total Liabilities                                                                              121,011
                                                                                                       -------------


NET ASSETS                                                                                             $   5,304,687
                                                                                                       =============


NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
         ($5,303,803 / 771,247 shares of beneficial interest outstanding)                              $        6.88
                                                                                                       =============


SOURCE OF NET ASSETS:

         Paid in capital                                                                               $   7,371,796
         Accumulated net realized loss on investments                                                     (3,573,374)
         Net unrealized appreciation on securities and foreign currencies                                  1,506,265
                                                                                                       -------------

                                                                                                       $   5,304,687
                                                                                                       =============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                                   CAPSTONE JAPAN FUND

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 1999
----------------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME:

         Dividend income (net of foreign taxes withheld of $1,332)                                          $   18,210
         Interest income                                                                                         6,707
                                                                                                            ----------
              Total Investment Income                                                                           24,917
                                                                                                            ----------


         Expenses: (Note 2)
              Advisory fees                                                                   $   27,893
              Distribution fees                                                                    9,612
              Administrative services                                                              7,604
              Transfer agent fees                                                                 25,269
              Reports and notices to stockholders                                                 10,032
              Audit fees                                                                          10,375
              Legal fees                                                                          10,741
              Directors' fees and expenses                                                         4,259
              Fund accounting fees                                                                45,143
              Registration and filing fees                                                        10,021
              Overdraft fees                                                                       7,566
              Miscellaneous                                                                        3,090
                                                                                             -----------

               Total Expenses                                                                                  171,605
                                                                                                            ----------

                     Net Investment Loss                                                                     (146,688)
                                                                                                            ----------


REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS:

         Net realized gain from security transactions                                                            2,804
         Net realized gain on option contracts written                                                          11,602
         Net realized gain on conversion of foreign currencies to U.S. Dollars                                  16,639
         Unrealized appreciation (depreciation) of investments, foreign currencies and forward currency contracts:
              Beginning of period                                                             $ (217,909)
              End of period                                                                    1,506,265
                                                                                             -----------

              Net change in unrealized depreciation of investments,
                 foreign currencies and forward currency contracts                                           1,724,174
                                                                                                           -----------
              Net realized and unrealized gain on investments                                                1,755,219
                                                                                                           -----------
                  Net increase in net assets resulting from operations                                      $1,608,531
                                                                                                            ==========
                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                                                                                                         CAPSTONE JAPAN FUND

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------------

                                                                                     YEAR ENDED                YEAR ENDED
                                                                                  OCTOBER 31, 1999          OCTOBER 31, 1998
                                                                                  ------------------------------------------

OPERATIONS:
     Net investment loss                                                             $ (146,688)                 $ (41,478)
     Net realized gain (loss) on investments                                             31,045                   (263,434)
     Net change in unrealized depreciation of investments, forward
         currency contracts and foreign currencies                                    1,724,174                     19,224
                                                                                    -----------                -----------
     Net increase (decrease) in net assets resulting from operations                  1,608,531                   (285,688)


CAPITAL SHARE TRANSACTIONS:
     Increase in net assets resulting from
         capital share transactions (Note 3)                                          1,092,263                    987,630
                                                                                    -----------                -----------
           Total increase in net assets                                               2,700,794                    701,942


NET ASSETS
     Beginning of period                                                              2,603,893                  1,901,951
                                                                                    -----------                -----------
     End of period                                                                   $5,304,687                 $2,603,893
                                                                                    ===========                ===========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 1999
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Capstone Japan Fund, formerly Capstone Nikko Japan Fund, (the "Fund"), is one of two series of beneficial interest of Capstone International Series Trust (the "Trust") which is registered under the Investment Company Act of 1940 (the "Act"), as a diversified open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation and income using a research oriented approach. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A) VALUATION OF SECURITIES - Portfolio securities which are traded on Japanese securities exchanges are valued at the last sales price or, if there is no recent last sales price available, at the last current bid quotation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. All other equity securities not so traded are valued at the last current bid quotation. In the absence of any applicable price, securities will be valued at a fair value as determined in good faith in accordance with procedures established by the Board of Trustees.

B) CURRENCY TRANSLATION - For purposes of determining the Fund's net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate at 14:00 GMT on each U.S. business day, as established by the Board of Trustees. The cost of securities is determined by using historical exchange rates. Income is translated at approximate rates prevailing when accrued. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

                                                             CAPSTONE JAPAN FUND

C) ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.

D) OPTION ACCOUNTING PRINCIPLES - When the Fund sells an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is marked-to-market to reflect the current market value of the options written. The current market value of a traded option is the last sale price and options not traded that day are valued at the prevailing quoted bid price. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss.

E) FORWARD CURRENCY CONTRACTS - Forward currency transaction are undertaken to hedge against possible variations in the foreign exchange rates between the United States Dollar and the Japanese Yen. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

F) FEDERAL INCOME TAXES - No provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to distribute all of its taxable income and realized capital gains, in excess of any capital loss carryovers, to relieve it from all, or substantially all, such taxes. At October 31, 1999, the Fund had capital loss carryovers of $3,573,374 of which $1,399,016 expires in 2000, $1,494,646 expires in 2001, $434,729 expires in 2005 and $244,983 expires in 2006. Under the United States-Japan tax treaty, Japan imposes a withholding tax of 15% on the dividends received by the Fund. There is currently no Japanese tax on capital gains.

G) DISTRIBUTIONS TO SHAREHOLDERS - The Fund distributes its net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating losses.

H) USE OF ESTIMATES - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.



NOTE 2 - INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains FCA Corp, ("FCA") as its Investment Adviser. Under the Investment Advisory Agreement (the "Agreement"), the Adviser is paid a monthly fee based on the average net assets at the annual rate of .75%.

     The Administrator, Capstone Asset Management Company, is paid a fee, calculated daily and paid monthly, equal to an annual rate of .20% of the Fund's average daily net assets.

     Capstone Asset Planning Company ("CAPCO") serves as Distributor of the Fund's shares. CAPCO is an affiliate of the Administrator, and both are wholly-owned subsidiaries of Capstone Financial Services, Inc. ("CFS").

                                                             CAPSTONE JAPAN FUND

     The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby Fund assets are used to reimburse CAPCO for costs and expenses incurred with the distribution and marketing of shares of the Fund and servicing of Fund shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, advertising literature, and costs of personnel involved with the promotion and distribution of the Fund's shares. Under the Plan, the Fund pays CAPCO an amount computed at an annual rate of up to 0.25% of the Fund's average net assets (including reinvested dividends paid with respect to those assets). Of this amount, CAPCO may reallocate to securities dealers (which may include CAPCO itself) and other financial institutions and organizations (collectively, "Service Organizations") amounts based on the Fund's average net assets owned by stockholders for whom the Service Organizations have a servicing relationship. The Plan permits CAPCO to carry forward for a maximum of twelve months distribution expenses covered by the Plan for which CAPCO has not yet received reimbursement. For the year ended October 31, 1999, the Fund paid $9,612 in 12b-1 fees. Of this amount approximately 2.3% was paid to Service Organizations other than CAPCO.

     Certain officers and directors of the Fund who are also officers and directors of the Adviser, the Administrator, Distributor or CFS, received no compensation from the Fund. During the year ended October 31, 1999, directors of the Fund who are not "interested persons" received directors' fees of $4,259.



NOTE 3 - CAPITAL STOCK

     At October 31, 1999 there were 771,247 shares outstanding. Transactions in capital stock were as follows:

                                                                       YEAR ENDED                      YEAR ENDED
                                                                    OCTOBER 31, 1999                OCTOBER 31, 1998
                                                                    ----------------                ----------------
                                                                 SHARES           AMOUNT         SHARES          AMOUNT
                                                                 ------           ------         ------          ------
Shares sold                                                     694,202      $ 3,880,475        536,185     $ 2,510,425
Shares issued to shareholders in reinvestment
 of distributions                                                    --               --             --              --
                                                               --------      -----------       --------     -----------
                                                                694,202        3,880,475        536,185       2,510,425
Shares redeemed                                                (495,243)      (2,788,212)      (328,905)     (1,522,795)
                                                               --------      -----------       --------     -----------
Net increase                                                    198,959      $ 1,092,263        207,280     $   987,630
                                                               ========      ===========       ========     ===========




NOTE 4 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities other than U.S. Government obligations aggregated $1,423,521 and $601,440 respectively. At October 31, 1999, the cost of investments for Federal income tax purposes was $3,587,368. Accumulated net unrealized appreciation on investments was $1,513,579 consisting of $1,599,169 gross unrealized appreciation and $85,590 gross unrealized depreciation.

                                                             CAPSTONE JAPAN FUND

NOTE 5 - OPTIONS WRITTEN BY THE FUND

     A call option gives the holder the right to buy the underlying stock from the writer (the Fund) at a specified price within a fixed period of time. Therefore, the securities held by the Fund against which options are written may not be traded and are held in escrow by the custodian.

The following table sets forth the outstanding call options written by the Fund as of October 31, 1999

                                                                                      UNREALIZED
                 CALL OPTIONS ON                       PREMIUM        MARKET         APPRECIATION
                 ---------------                      RECEIVED         VALUE        (DEPRECIATION)
                                                      --------         -----        --------------
300 shs Honda Corp-ADR@ 90 exp April 2000              $ 2,510        $ 1,650           $  860
300 shs Honda Corp-ADR@ 90 exp Jan 2000                  2,595            881            1,714
300 shs Sony Corp-ADR@ 135 exp April 2000                4,085          9,788           (5,703)
200 shs Sony Corp-ADR@ 130 exp Jan 2001                  5,080          9,175           (4,095)
                                                       -------        -------          -------
                                                       $14,270        $21,494          $(7,224)
                                                       =======        =======          =======


     The aggregate market value at October 31, 1999 of securities subject to call options is $130,350 or approximately 2% of net assets. Written option activity for the year ended October 31, 1999 was as follows:

                                                       NUMBER OF       AMOUNT OF
                                                        OPTIONS         PREMIUM
                                                        -------         -------
Options outstanding at October 31, 1998                   32           $ 11,602
Options written                                           11             14,270
Options expired                                          (32)           (11,602)
                                                         ---            -------
Options outstanding at October 31, 1999                   11          $ 14,270
                                                         ===            =======

                                                             CAPSTONE JAPAN FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table sets forth the per share operating performance data for a share of captial stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

                                                                                         YEARS ENDED OCTOBER 31,
                                                                       ----------------------------------------------------

                                                                         1999       1998        1997        1996       1995
                                                                       ------     ------      ------      ------     ------

PER SHARE DATA

Net asset value at beginning of period                                 $ 4.55     $ 5.21      $ 6.76      $ 6.76     $ 8.03
                                                                       ------     ------      ------      ------     ------

Income from investment operations:
     Net investment loss                                                (0.21)     (0.07)      (0.28)      (0.19)     (0.21)
     Net realized and unrealized gain (loss)                             2.54      (0.59)      (1.27)       0.25      (1.06)
                                                                       ------     ------      ------      ------     ------

     Total from investment operations                                    2.33      (0.66)      (1.55)       0.06      (1.27)
                                                                       ------     ------      ------      ------     ------

Less distributions from:
     Net investment income                                                 --         --          --       (0.06)        --
                                                                       ------     ------      ------      ------     ------

Net asset value at end of period                                       $ 6.88     $ 4.55      $ 5.21      $ 6.76     $ 6.76
                                                                       ======     ======      ======      ======     ======

TOTAL RETURN (%) (1)                                                    51.21%    (12.67)%    (22.93)%      0.75%    (15.82)%
------------                                                           ======     ======      ======      ======     ======



RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (in thousands)                             $5,305     $2,604      $1,902      $2,975     $2,908

Ratio of total expenses to average net assets                            4.61%      2.50%       4.55%       3.30%      3.61%

Ratio of net investment loss to average net assets                      (3.94)%    (1.87)%     (3.87)%     (2.59)%    (2.93)%

Ratio of total expenses to average net assets,
     before reimbursements and waivers of expenses                       4.61%      6.32%       5.46%       3.90%      4.21%

Ratio of net investment loss to average net assets,
     before reimbursements and waivers of expenses                      (3.94)%    (5.67)%     (4.78)%     (3.19)%    (3.53)%

Portfolio turnover rate                                                    17%        35%         73%         47%        27%




(1) Calculated without sales charge. Sales charge eliminated on August 21, 1995.



                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                             CAPSTONE JAPAN FUND
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Capstone International Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Capstone Japan Fund (a series of Capstone International Series Trust), as of October 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended October 31, 1996 were audited by other auditors whose report dated November 18, 1996, expressed an unqualified opinion on the financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capstone Japan Fund at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with generally accepted accounting principles.



                                                BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
November 19, 1999

                               CAPSTONE JAPAN FUND
                           5847 SAN FELIPE, SUITE 4100
                              HOUSTON, TEXAS 77057
                                 1-800-262-6631


                          ANNUAL REPORT TO SHAREHOLDERS
                                OCTOBER 31, 1999

--------------------------------------------------------------------------------


         TRUSTEES                            OFFICERS

         Edward L. Jaroski                   Edward L. Jaroski
                                                      President-Capstone
                                                      International Series Trust
         James F. Leary
                                             Robert W. Scharar
         John R. Parker                               President-Capstone
                                                      Japan Fund

         Bernard J. Vaughan                  Linda G. Giuffre
                                                      Secretary/Treasurer


--------------------------------------------------------------------------------


         INVESTMENT ADVISER                      TRANSFER AGENT

         FCA Corp.                               PFPC Inc.
         5847 San Felipe                         3200 Horizon Drive
         Suite 850                               P.O. Box 61503
         Houston, TX 77057                       King of Prussia, PA 19406-0903
         1-713-781-7193                          1-800-845-2340


         ADMINISTRATOR                           CUSTODIAN

         Capstone Asset Management Company       Fifth Third Bank
         5847 San Felipe, Suite 4100             Fifth Third Center
         Houston, TX 77057                       38 Fountain Square
         1-800-262-6631                          Cincinnati, OH 45263


         DISTRIBUTOR                           AUDITORS

         Capstone Asset Planning Company       Briggs, Bunting & Dougherty, LLP
         5847 San Felipe, Suite 4100           Two Logan Square, Suite 2121
         Houston, TX 77057                     Philadelphia, PA 19103-4901
         1-800-262-6631

                               CAPSTONE JAPAN FUND
                           5847 SAN FELIPE, SUITE 4100
                              HOUSTON, TEXAS 77057


                                  ANNUAL REPORT
                                OCTOBER 31, 1999


                                    CAPSTONE
                                   JAPAN FUND


CAPSTONE PYRAMID LOGO
                                   A Member Of
                               THE CAPSTONE GROUP
                                 of Mutual Funds



CAPSTONE PYRAMID LOGO
                               THE CAPSTONE GROUP
                                 OF MUTUAL FUNDS


--------------------------------------------------------------------------------
EQUITY

     O CAPSTONE GROWTH FUND, INC.

FIXED INCOME

     O CAPSTONE GOVERNMENT INCOME FUND

INTERNATIONAL/GLOBAL

     O CAPSTONE JAPAN FUND
     O CAPSTONE NEW ZEALAND FUND

For more complete information about the Capstone Funds including charges and expenses, contact the Distributor at the address below to receive additional prospectuses. Please read it carefully before you invest or send money.


              This publication must be accompanied or preceded by a
                   current prospectus for Capstone Japan Fund


                         CAPSTONE ASSET PLANNING COMPANY
                           5847 SAN FELIPE, SUITE 4100
                              HOUSTON, TEXAS 77057
                                 1-800-262-6631